UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23384

EAGLE POINT INCOME COMPANY INC.

(Exact name of Registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and Address of Agent for Service)

Copies to:

Thomas J. Friedmann

Philip T. Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: March 31, 2019

Item 1. Schedule of Investments.

EAGLE POINT INCOME COMPANY INC

SCHEDULE OF INVESTMENTS

As of March 31, 2019

(expressed in U.S. dollars)

(Unaudited)

Issuer	Investment (1)	Principal Amount	Cost	Fair Value (2)	% of Net Assets
CLO Debt (3)
United States
Apidos CLO XXIX, Ltd.	CLO Secured Note - Class D (8.02% due 7/25/30)	$5,900,000	$5,711,830	$5,404,990	7.32%
Atlas Senior Loan Fund X, Ltd.	CLO Secured Note - Class E (8.49% due 1/15/31)	2,000,000	1,934,773	1,838,000	2.49%
Babson CLO Ltd. 2015-I	CLO Secured Note - Class E-R (8.26% due 1/20/31)	4,100,000	3,918,484	3,797,010	5.14%
Barings CLO Ltd. 2018-II	CLO Secured Note - Class D (8.34% due 4/15/30)	3,650,000	3,605,285	3,418,955	4.63%
Barings CLO Ltd. 2018-IV	CLO Secured Note - Class E (8.24% due 10/15/30)	750,000	746,339	713,250	0.97%
Battalion CLO XI Ltd.	CLO Secured Note - Class E (8.76% due 10/24/29)	4,600,000	4,498,024	4,366,320	5.91%
Battalion CLO XII Ltd.	CLO Secured Note - Class E (8.77% due 5/17/31)	1,350,000	1,299,492	1,259,955	1.71%
Black Diamond CLO 2016-1, Ltd.	CLO Secured Note - Class D-R (8.36% due 4/26/31)	1,050,000	978,521	938,385	1.27%
Black Diamond CLO 2017-1, Ltd.	CLO Secured Note - Class D (9.38% due 4/24/29)	3,600,000	3,590,529	3,455,280	4.68%
Carlyle US CLO 2018-1, Ltd.	CLO Secured Note - Class D (8.51% due 4/20/31)	550,000	548,220	521,620	0.71%
Carlyle US CLO 2018-2, Ltd.	CLO Secured Note - Class D (8.04% due 10/15/31)	3,750,000	3,629,626	3,429,000	4.64%
CIFC Funding 2015-I, Ltd.	CLO Secured Note - Class E-RR (8.76% due 1/22/31)	2,600,000	2,553,492	2,483,780	3.36%
CIFC Funding 2015-II, Ltd.	CLO Secured Note - Class E-R (8.09% due 4/15/27)	2,800,000	2,800,000	2,746,800	3.72%
CIFC Funding 2018-1, Ltd.	CLO Secured Note - Class E (7.78% due 4/18/31)	3,675,000	3,485,550	3,349,028	4.54%
CIFC Funding 2018-II, Ltd.	CLO Secured Note - Class D (8.63% due 4/20/31)	650,000	645,939	626,340	0.85%
Cook Park CLO, Ltd.	CLO Secured Note - Class E (8.17% due 4/17/30)	1,000,000	981,432	926,900	1.26%
Dryden 37 Senior Loan Fund, Ltd.	CLO Secured Note - Class E-R (7.94% due 1/15/31)	500,000	480,558	457,000	0.62%
Dryden 64 CLO, Ltd.	CLO Secured Note - Class E (8.38% due 4/18/31)	1,300,000	1,280,018	1,221,220	1.65%
LCM XVIII, L.P.	CLO Secured Note - Class E-R (8.71% due 4/20/31)	600,000	598,115	576,120	0.78%
Madison Park Funding XXVII, Ltd.	CLO Secured Note - Class D (7.76% due 4/20/30)	500,000	478,491	451,350	0.61%
Marathon CLO IX, Ltd.	CLO Secured Note - Class D (8.84% due 4/15/29)	4,050,000	3,989,723	3,784,725	5.13%
Octagon Investment Partners 37, Ltd.	CLO Secured Note - Class D (8.17% due 7/25/30)	1,200,000	1,173,182	1,110,840	1.50%
Octagon Investment Partners 38, Ltd.	CLO Secured Note - Class D (8.46% due 7/20/30)	3,300,000	3,226,774	3,115,860	4.22%
Octagon Investment Partners 39, Ltd.	CLO Secured Note - Class E (8.21% due 10/20/30)	950,000	941,641	907,060	1.23%
OZLM XXI, Ltd.	CLO Secured Note - Class D (8.30% due 1/20/31)	4,150,000	4,041,204	3,795,175	5.14%
Rockford Tower CLO 2017-3, Ltd.	CLO Secured Note - Class E (8.51% due 10/20/30)	3,750,000	3,716,462	3,520,500	4.77%
Rockford Tower CLO 2018-2, Ltd.	CLO Secured Note - Class E (8.43% due 10/20/31)	3,750,000	3,737,471	3,562,875	4.83%
Venture XV CLO, Limited	CLO Secured Note - Class E-R (9.90% due 7/15/28)	3,800,000	3,801,312	3,746,800	5.07%
Vibrant CLO VI, Ltd.	CLO Secured Note - Class E (8.38% due 6/20/29)	4,100,000	4,024,857	3,844,570	5.21%
Vibrant CLO VIII, Ltd.	CLO Secured Note - Class D (8.51% due 1/20/31)	1,750,000	1,693,229	1,621,025	2.20%

Total investments, at fair value as of March 31, 2019			$74,110,573	$70,990,733	96.16%

Net assets above (below) fair value of investments and liabilities at fair value				2,842,065

Net assets as of March 31, 2019				$73,832,798

(1)	All investments are categorized as structured finance securities.
(2)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors (the "Board").
(3)	CLO debt positions reflect the coupon rates as of March 31, 2019. The interest income from CLO debt positions is expected to be received in cash.

See accompanying notes to the schedule of investments

1

EAGLE POINT INCOME COMPANY INC

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company intends to primarily focus on CLO debt tranches rated “BB” (or its equivalent) by Moody’s Investor Service, Inc., Standard & Poors, Fitch Rating, Inc. and/or other applicable nationally recognized statistical rating organizations. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, the Company may invest up to 20% of its total assets (at the time of investment) in CLO equity securities (primarily via minority ownership positions).

The Company was initially formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company. The Company commenced operations on October 4, 2018, the date Eagle Point Income Management LLC (the “Adviser”) contributed $100,000 in exchange for 100 units of the Company and Cavello Bay Reinsurance Limited (“Cavello Bay” and collectively with the Adviser, the “Members”) contributed to the Company, at fair value, the entire portfolio of BB-rated CLO debt it held in a separately managed account managed by an affiliate of the Adviser, totaling $75,051,650, inclusive of accrued interest of $1,371,697, in exchange for 75,051.65 units of the Company.

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Members became stockholders of Eagle Point Income Company Inc. In connection with the Conversion, the Members converted 75,151.65 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 3,769,596 shares and an effective conversion rate of approximately 50.15985069 per unit.

On October 3, 2018, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the schedule of investments are measured and presented in United States dollars.

2

EAGLE POINT INCOME COMPANY INC

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

Use of Estimates

The preparation of schedule of investments in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the schedule of investments and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the account is held in order to manage any risk associated with such account. No cash equivalent balances were held as of March 31, 2019.

Valuation of Investments

The most significant estimate inherent in the preparation of the schedule of investments is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the schedule of investments at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

3

EAGLE POINT INCOME COMPANY INC

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability).

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, the Adviser considers a variety of relevant factors, including a third-party pricing service, or as applicable, price indications from multiple dealers, recent trading prices for specific investments, and recent purchases and sales known to the Adviser in similar securities.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting. Interest income from CLO debt positions is expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts under U.S. GAAP due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of March 31, 2019, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	74,070,228

Gross unrealized appreciation	-
Gross unrealized depreciation	(3,079,495)
Net unrealized depreciation	$(3,079,495)

4

EAGLE POINT INCOME COMPANY INC

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid quarterly. Distributions paid to common stockholders are recorded as a liability on record date. The Company’s common stockholders will receive all distributions in cash.

In addition to the regular quarterly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate regular quarterly distributions paid during the year.

3.	INVESTMENTS

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of March 31, 2019:

Fair Value Measurement

	Level I	Level II	Level III	Total

Assets
CLO Debt	$-	$70,990,733	$-	$70,990,733

Total Investments, at Fair Value	$-	$70,990,733	$-	$70,990,733

Investment Risk Factors and Concentration of Investments

Market Risk

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

5

EAGLE POINT INCOME COMPANY INC

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Company holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

Prepayment Risk

Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Company’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as a CLO collateral manager might realize excess cash from prepayments earlier than expected. If a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the net income and the fair value of that asset.

In addition, in most CLO transactions, CLO debt investors are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause such CLO’s outstanding CLO debt securities to be repaid at par. Such prepayments of CLO debt securities held by the Company can also give rise to reinvestment risk if the Company is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, the return on investments and cash available for distribution to stockholders or to make other payments on the securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

6

EAGLE POINT INCOME COMPANY INC

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

LIBOR Risk

The CLO debt securities in which the Company invest earn interest at, and CLOs in which it invests typically obtain financing at a floating rate based on LIBOR. Regulators and law enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice and the United Kingdom Financial Conduct Authority, or “FCA,” in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the Financial Conduct Authority and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue, or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR rates after 2021 (the “FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average (“SONIA”) must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been a few issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

7

EAGLE POINT INCOME COMPANY INC

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice or other regulatory changes or announcements, the establishment of any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact the Company’s net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which the Company invests, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

Low Interest Rate Environment

As of the date of the schedule of investments, despite a recent increase in interest rates from near historically low levels, interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes junior debt and equity investments in CLOs, which involve a number of significant risks. CLOs are typically very highly leveraged (with CLO equity securities being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable an equity investor therein to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company generally pays a proportionate share of the CLOs’ administrative, management and other expenses if it makes a CLO equity investment. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying a CLO will rise or fall, these prices (and, therefore, the prices of the CLO securities) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The interests the Company acquires in CLOs generally are thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO securities are illiquid securities.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance that any liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment for scheduled dividends, interest or principal. Also, there can be no assurance that any such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in those circumstances.

8

Item 2. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Chief Executive Officer (the Registrant’s principal executive officer) and Chief Financial Officer (the Registrant’s principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Filed as exhibits herewith are separate certifications for the Chief Executive Officer and the Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INCOME COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	May 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	May 28, 2019

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer

Date:	May 28, 2019